UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.____)

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(Name of Registrant as Specified in its Charter)

WIDEPOINT CORPORATION
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WIDEPOINT CORPORATION
Midwest Office Center
18W100 22nd Street, Suite 104
Oakbrook Terrace, Illinois  60181

November 24, 2009

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of WidePoint Corporation, which will be held at 10:00 a.m., EST, on Tuesday, December 15, 2009 at the Washington, D.C. offices of Foley & Lardner LLP, located at 3000 K Street N.W., Sixth Floor, Washington, D.C.  20007.

The accompanying notice of meeting and proxy statement describe the matters to be voted on at the meeting.

YOUR VOTE IS IMPORTANT.  We invite you to attend the meeting in person. If attending the meeting is not feasible, we encourage you to read the proxy statement and vote your shares as soon as possible.  A return envelope for your proxy card is enclosed for convenience.  Most shareholders will also have the option of voting via the Internet or by telephone.  Specific instructions on how to vote via the Internet or by telephone are included on the proxy card.

Sincerely,

Steve L. Komar
Chairman of the Board, President and
Chief Executive Officer

WIDEPOINT CORPORATION
Midwest Office Center
18W100 22nd Street, Suite 104
Oakbrook Terrace, Illinois  60181

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual meeting of Shareholders of WidePoint Corporation will be held on Tuesday, December 15, 2009 at 10:00 a.m. Eastern Standard Time at the Washington D.C. offices of Foley & Lardner LLP, located at 3000 K Street, N.W., Sixth Floor, Washington, D.C.  20007 to consider and vote on the following matters described in the accompanying proxy statement:

•	To elect three persons as Class III directors to serve for a three-year period until the Annual Meeting of Shareholders in the year 2012;
•	To consider and vote upon a proposal to approve an amendment to the Company’s 2008 Stock Incentive Plan;
•	To ratify the selection of Moss Adams LLP as the Company’s independent accountants; and
•	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on November 10, 2009 are entitled to receive notice of, and to vote in person or by proxy at, the Annual Meeting.

By order of the Board of Directors,

James T. McCubbin
Corporate Secretary

November 24, 2009

YOUR VOTE IS IMPORTANT

Please date, sign and promptly return the enclosed proxy so that your shares may be voted in accordance with your wishes.  Mail the proxy to us in the enclosed envelope, which requires no postage if mailed in the United States. The giving of the proxy does not affect your right to vote in person should you attend the meeting.

WIDEPOINT CORPORATION
Midwest Office Center
18W100 22nd Street, Suite 104
Oakbrook Terrace, Illinois  60181

PROXY STATEMENT

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY STATEMENT.

AS PERMITTED BY RULES PROMULGATED BY THE SECURITIES
AND EXCHANGE COMMISSION (“SEC”), WE HAVE ELECTED TO PROVIDE
ACCESS TO THIS PROXY STATEMENT BOTH BY SENDING YOU A COPY
OF THIS PROXY STATEMENT AND BY NOTIFYING YOU OF THE
AVAILABILITY OF THIS PROXY STATEMENT ON THE INTERNET. A COPY
OF THIS PROXY STATEMENT IS AVAILABLE TO YOU FREE OF CHARGE
AT: HTTP://WWW.WIDEPOINT.COM.

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of WidePoint Corporation, a Delaware corporation (referred to herein as "WidePoint," the "Company," “we” or “our”), of proxies of shareholders to be voted at the Annual Meeting of Shareholders to be held at the Washington, D.C. offices of Foley & Lardner LLP, located at 3000 K Street, N.W., Sixth Floor, Washington, D.C.  20007 at 10:00 a.m., Eastern Standard Time, on Tuesday, December 15, 2009, and any and all adjournments thereof.

Any shareholder executing a proxy retains the right to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company.

This Proxy Statement and the accompanying proxy are being mailed or given to shareholders of the Company on or about November 24, 2009.

VOTING PROCEDURES AND SECURITIES

Your Vote is Very Important

Whether or not you plan to attend the meeting, please take the time to vote your shares as soon as possible.  Your prompt voting via the Internet, telephone or mail may save us the expense of a second mailing.

Vote Required, Abstentions and Broker Non-Votes

Shares of WidePoint common stock represented by proxy will be voted according to the instructions, if any, given in the proxy.  Unless otherwise instructed, the person or persons named in the proxy will vote (1) FOR the election of the nominees for director listed herein (or their substitutes in the event any of the nominees is unavailable for election); (2) FOR the amendment to the Company’s 2008 Stock Incentive Plan; (3) FOR the ratification of the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year; and (4) in their discretion, with respect to such other business as may properly come before the meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting.  A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock of the Company entitled to vote are present at the Annual Meeting in person or by proxy.  The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

The cost of soliciting proxies will be borne by the Company.  Proxies may be solicited by directors, officers, regular employees or other agents of the Company in person or by telephone.  We have retained American Stock Transfer & Trust Company to assist in the solicitation of proxies.  American Stock Transfer & Trust Company will charge approximately $2,000, plus out-of-pocket expenses for this service.

Shares Outstanding

As of November 10, 2009, the record date for determining shareholders entitled to vote at the Annual Meeting, a total of 60,684,823 shares of common stock of the Company, par value $.001 per share (the "Common Stock"), which is the only class of voting securities of the Company, were issued and outstanding.  All holders of record of the Common Stock as of the close of business on November 10, 2009, are entitled to one vote for each share held when voting at the Annual Meeting, or any adjournment thereof, upon the matters listed in the Notice of Annual Meeting.  Cumulative voting is not permitted.

Other Business

The Board knows of no other matters to be presented for shareholder action at the meeting.  If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

BOARD MEETINGS – COMMITTEES OF THE BOARD

The Board of Directors held four meetings during 2008.  During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which each such director served.

The Board currently has the following Committees: Audit; Corporate Governance and Nominating; and Compensation.  Each Committee consists entirely of independent, non-employee directors (see “Director Independence” in this proxy statement).  Membership and principal responsibilities of the Board Committees are described below.  Each Committee of the Board of Directors has adopted a charter and each such charter is available free of charge on our website, www.widepoint.com, or by writing to WidePoint Corporation, Midwest Office Center, 18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois  60181, c/o Corporate Secretary.

Audit Committee

The members of the Audit Committee are:

•	Morton S. Taubman (Chair)
•	James M. Ritter
•	George W. Norwood

The Audit Committee met four times in 2008.  The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934.  The primary functions of this Committee are to: appoint (subject to shareholder approval), and be directly responsible for the compensation, retention and oversight of, the firm that will serve as the Company’s independent accountants to audit our financial statements and to perform services related to the audit (including the resolution of disagreements between management and the independent accountants regarding financial reporting); review the scope and results of the audit with the independent accountants; review with management and the independent accountants, prior to the filing thereof, the annual and interim financial results (including Management’s Discussion and Analysis) to be included in Forms 10-K and 10-Q, respectively; consider the adequacy and effectiveness of our internal accounting controls and auditing procedures; review, approve and thereby establish procedures for the receipt, retention and treatment of complaints received by WidePoint regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; review and approve related person transactions in accordance with the policies and procedures of the Company; and consider the accountants’ independence and establish policies and procedures for pre-approval of all audit and non-audit services provided to WidePoint by the independent accountants who audit its financial statements.  At each meeting, Committee members may meet privately with representatives of Moss Adams LLP, our independent accountants, and with WidePoint’s Executive Vice President and Chief Financial Officer.  The Board has determined that Mr. Taubman, an independent director, satisfies the “financially sophisticated” requirements set forth in the NYSE Amex Company Guide, and has designated Mr. Taubman as the “audit committee financial expert,” as such term is defined by the SEC.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are:

•	James M. Ritter (Chair)
•	Morton S. Taubman
•	Otto J. Guenther

The Corporate Governance and Nominating Committee held two meetings during 2008. The primary functions of this Committee are to: identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Shareholders; review and make a recommendation to the Board regarding whether to accept a resignation tendered by a Board nominee who does not receive a majority of votes cast for his or her election in an uncontested election of directors; review annually and recommend changes to the Corporate Governance Guidelines; lead the Board in its annual review of the performance of the Board and its Committees; review policies and make recommendations to the Board concerning the size and composition of the Board, the qualifications and criteria for election to the Board, retirement from the Board, compensation and benefits of non-employee directors, the conduct of business between WidePoint and any person or entity affiliated with a director, and the structure and composition of Board Committees; and review WidePoint’s  policies and programs relating to compliance with its Code of Business Conduct and such other matters as may be brought to the attention of the Committee regarding WidePoint’s role as a responsible corporate citizen. See “Identification and Evaluation of Director Candidates” and “Director Compensation” in this proxy statement.

Compensation Committee

The members of the Compensation Committee are:

•	James M. Ritter (Chair)
•	Morton S. Taubman
•	George W. Norwood

The Compensation Committee held two meetings during 2008.  Each member of the Committee qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The primary functions of this Committee are to: evaluate and approve executive compensation plans, policies and programs, including review of relevant corporate and individual goals and objectives, as submitted by the CEO; evaluate the CEO’s performance relative to established goals and objectives and, together with the other independent directors, determine and approve the CEO’s compensation level based on this evaluation; review and approve the annual salary and other remuneration of all other officers; review the management development program, including executive succession plans; review with management, prior to the filing thereof, the executive compensation disclosure included in this proxy statement; recommend individuals for election as officers; and review or take such other action as may be required in connection with the bonus, stock and other benefit plans of WidePoint and its subsidiaries.

DIRECTOR INDEPENDENCE

Under the Company’s corporate governance principles (the “Corporate Governance Principles”), a majority of the Board will consist of independent directors.  An “independent” director is a director who meets the NYSE Amex definition of independence and other applicable independence standards under SEC guidelines, as determined by the Board.  The Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its Committees and reports its findings to the full Board. Based on the report and recommendation of the Corporate Governance Committee, the Board has determined that each of the non-employee directors—Messrs. Taubman, Ritter, Guenther, and Norwood —satisfies the independence criteria (including the enhanced criteria with respect to members of the Audit Committee) set forth in the applicable NYSE Amex listing standards and SEC rules. Each Board Committee consists entirely of independent, non-employee directors.

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationships (including vendor, supplier, consulting, legal, banking, accounting, charitable and family relationships) with WidePoint, other than as a director and shareholder. NYSE Amex listing standards also impose certain per se bars to independence, which are based upon a director’s relationships with WidePoint currently and during the three years preceding the Board’s determination of independence.

The Board considered all relevant facts and circumstances in making its determinations, including the following:

•	No non-employee director receives any direct compensation from WidePoint other than under the director compensation program described in this proxy statement.
•	No immediate family member (within the meaning of the NYSE Amex listing standards) of any non-employee director is an employee of WidePoint or otherwise receives direct compensation from WidePoint.
•	No non-employee director (or any of their respective immediate family members) is affiliated with or employed in a professional capacity by WidePoint’s independent accountants.

•	No non-employee director is a member, partner, or principal of any law firm, accounting firm or investment banking firm that receives any consulting, advisory or other fees from WidePoint.
•
No WidePoint executive officer is on the compensation committee of the board of directors of a company that employs any of our non-employee directors (or any of their respective immediate family members) as an executive officer.

•
No non-employee director (or any of their respective immediate family members) is indebted to WidePoint, nor is WidePoint indebted to any non-employee director (or any of their respective immediate family members).

•	No non-employee director serves as an executive officer of a charitable or other tax-exempt organization that received contributions from WidePoint.

Non-management members of the Board of Directors conduct at least two regularly-scheduled meetings per year without members of management being present.  Mr. Ritter serves as the presiding director of such meetings.  Following an executive session of non-employee directors, the presiding director may act as a liaison between the non-employee directors and the Chairman, provide the Chairman with input regarding agenda items for Board and Committee meetings, and coordinate with the Chairman regarding information to be provided to the non-employee directors in performing their duties.

IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES

The Board has determined that its Corporate Governance and Nominating Committee shall, among other responsibilities, serve as the nominating committee. The Committee consists entirely of independent directors under applicable SEC rules and NYSE Amex listing standards. The Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available at the Company’s website, www.widepoint.com, or by writing to WidePoint Corporation, Midwest Office Center, 18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois  60181 c/o Corporate Secretary.  The Committee is charged with seeking individuals qualified to become directors and recommending candidates for all directorships to the full Board of Directors. The Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.

The Committee considers director candidates suggested by members of the Committee, other directors, senior management and shareholders.

Preliminary interviews of director candidates may be conducted by the Chairman of the Committee or, at his request, any other member of the Committee and/or the Chairman of the Board.  Background material pertaining to director candidates is distributed to the members of the Committee for their review. Director candidates who the Committee determines merit further consideration are interviewed by the Chairman of the Committee and such other Committee members, directors and key senior management personnel as determined by the Chairman of the Committee. The results of these interviews are considered by the Committee in its deliberations.

Director candidates are reviewed by the Committee based on the needs of the Board and the Company’s various constituencies, their relative skills, characteristics and age, and against the following qualities and skills that are considered desirable for Board membership: their exemplification of the highest standards of personal and professional integrity; their independence from management under applicable securities laws, listing standards, and the Company’s Corporate Governance Principles; their experience and industry and educational background; their potential contribution to the composition, diversity and culture of the Board; and their ability and willingness to constructively challenge management through active participation in Board and Committee meetings and to otherwise devote sufficient time to Board duties.

In evaluating the needs of the Board, the Committee considers the qualifications of sitting directors and consults with other members of the Board, the CEO and other members of senior management. At a minimum, all recommended candidates must possess the requisite personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in, and contribute to, Board and Committee meetings. Additionally, the Committee conducts regular reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board.

The Corporate Governance and Nominating Committee has adopted a policy pursuant to which a shareholder who has owned at least 5% of the Company’s outstanding shares of Common Stock for at least two years may recommend a director candidate that the Committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board.  Such recommendation must be made in writing addressed to the Chairman of the Corporate Governance and Nominating Committee at the Company’s principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s proxy statement.  Although the Committee has not formulated any specific minimum qualifications that the Committee believes must be met by a nominee that the Committee recommends to the Board, the factors it will take into account will include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  There will be no differences between the manner in which the Committee evaluates a nominee recommended by a shareholder and the manner in which the Committee evaluates nominees recommended by other persons.

The Company did not receive in a timely manner, in accordance with SEC requirements, any recommendation of a director candidate from a shareholder, or group of shareholders that beneficially owned more than 5% of the Company’s Common Stock for at least two years as of the date of recommendation.

PROCESS FOR COMMUNICATING WITH BOARD MEMBERS

Interested parties may communicate directly with the presiding director for an upcoming meeting or the non-employee directors as a group by writing to WidePoint Corporation, Midwest Office Center, 18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois  60181, c/o Corporate Secretary.  Communications may also be sent to individual directors at the above address.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

The Company has adopted a policy that each director should attempt to attend each annual meeting of shareholders.  All members of the Board of Directors attended last year’s annual meeting.

PROPOSAL ONE - ELECTION OF DIRECTORS

The Company’s Board of Directors is classified into three classes of directors, with approximately one-third of the directors serving in each such class of directors and with one class of directors being elected at each annual meeting of shareholders of the Company to serve for a term of three years or until the earlier expiration of the term of their class of directors or until their successors are elected and take office as provided below. To maintain the staggered terms of election of directors, shareholders of the Company are voting upon the election of three Class III directors to serve for a three-year period until the Annual Meeting of Shareholders in the year 2010.  As a result, shareholders will only vote on the election of the Class III director nominees at the Annual Meeting.

CLASS I - TERM EXPIRES AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS

Morton S. Taubman – presently serving
Ronald S. Oxley – presently serving

CLASS II - TERM EXPIRES AT THE 2011 ANNUAL MEETING OF SHAREHOLDERS

Steve L. Komar – presently serving
James T. McCubbin – presently serving

CLASS III - TERM EXPIRES AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS

James M. Ritter – presently serving
Otto J. Guenther – presently serving
George W. Norwood – presently serving

The Bylaws of the Company provide that the Board of Directors will determine the number of directors to serve on the Board.  The Company’s Board of Directors presently consists of seven members.  The seven members of the Company’s Board of Directors are identified above.

Proxies will be voted at the Annual Meeting, unless authority is withheld, FOR the election of the persons named below.  The Company does not contemplate that the persons named below will be unable or will decline to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying proxy will vote for a substitute, or substitutes, in their discretion.  The following table sets forth information regarding the nominees:

	POSITION WITH		DIRECTOR
NAME	THE COMPANY	AGE	SINCE

James M. Ritter	Director	65	1999

Otto J. Guenther	Director	67	2007

George W. Norwood	Director	66	2007

James M. Ritter has served as a director since December 1999 and served as Assistant Secretary of the Company from December 2002 until 2008.  Mr. Ritter is the Chairman of the Corporate Governance and Nominating Committee and the Compensation Committee and is also a member of the Audit Committee.   Mr. Ritter is the retired Corporate Headquarters Chief Information Officer of Lockheed Martin Corporation.  Prior to his retirement in February 2001, Mr. Ritter was employed at Lockheed Martin Corporation for over 32 years in various positions involving high level IT strategic planning and implementation, e-commerce development, integrated financial systems, and large-scale distributed systems.

Lieutenant General (Ret.) Otto J. Guenther, has served as a director since his appointment on August 15, 2007.  General Guenther serves as a member of the Corporate Governance and Nominating Committee.  He joins the board after a distinguished 34-year military career, including serving as the Army’s first chief information officer, followed by nearly a decade of exceptional leadership within the federal information technology industry. His key assignments included the following: commanding general for Fort Monmouth, NJ, and the Communications Electronics Command; program executive officer for the Army’s tactical communications equipment; project manager for the Tactical Automated Data Distribution System; and commander for the Defense Federal Acquisition Regulatory Council.  General Guenther recently retired from Northrop Grumman Mission Systems, where he served as the Sector Vice President and General Manager of Tactical Systems Division. While there, he oversaw battlefield digitization, command and control, and system engineering activities for the U.S. Army. Under his leadership, the division grew to approximately 1,650 employees across several locations and completed over $700 million in acquisitions. Previously General Guenther was general manager of Computer Associates International’s Federal Systems Group, a $300 million operation providing IT products and services to the federal market area.  General Guenther was awarded several honors by the U.S. Army, including the Distinguished Service Medal, Legion of Merit (Oak Leaf Cluster), Defense Superior Service Medal (Oak Leaf Cluster), Joint Service Medal, and Army Commendation Medal. Recognized for his work within the industry, he also received several Armed Forces Communications and Electronics Association awards and was inducted into the Government Computer News Hall of Fame.  General Guenther received a Bachelor of Science Degree in Economics from Western Maryland College, now called McDaniel College, and a Masters Degree in Procurement and Contracting from the Florida Institute of Technology.

Major General (Ret.)  George W. Norwood has served as a director since his appointment on August 15, 2007.  General Norwood serves as a member of the Audit Committee and the Compensation Committee.  General Norwood is currently President and Chief Executive Officer of Norwood & Associates, Inc. of Tampa, Fla., which maintains extensive international and U.S. networks of government, military and private sector contacts while providing technical and strategic planning expertise to corporations pursuing defense-related opportunities. General Norwood previously served as Deputy Chief of Staff for the United Nations Command and United States Forces in Korea from 1995 to 1997. He also served as the U.S. member of the United Nations Command’s Military Armistice Commission responsible for crucial general officer level negotiations with North Korea.  General Norwood served as Commander of the 35th Fighter Wing at Misawa Air Base in Japan in the early/mid-1990’s, and earlier as Deputy Inspector General and Director of Inspections for the U.S. Air Force in Washington, D. C. Other key assignments included the following: senior leadership positions in F-16 fighter wings in Europe; War Reserve Material and Munitions Planning, Programming, and Budgeting expert at the Pentagon; and F-16 fighter squadron Commander and Operations Officer at Nellis Air Force Base in Nevada. General Norwood also served two combat tours in Southeast Asia in A-1 and F-4 aircraft.  General Norwood currently serves on the boards of directors of Airborne Tactical Advantage Company and Scalable Network Technologies. He is also on the board of strategic advisors of AtHoc, Inc. General Norwood received a Bachelor of Science Degree in Mathematics from San Diego State University and a Masters Degree in Business Administration from Golden Gate University. He is also a graduate of the National War College and Defense Language Institute.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

The following directors are presently serving on the Board of Directors for terms expiring at either the 2010 or 2011 Annual Meeting of Shareholders, as set forth above:

	POSITION WITH		DIRECTOR
NAME	THE COMPANY	AGE	SINCE

Steve L. Komar	Director, Chief Executive	68	1997
	Officer, and Chairman of
	the Board

James T. McCubbin	Director, Executive Vice President, Chief Financial	45	1998
	Officer and Secretary

Morton S. Taubman	Director and Chairman of the	65	2006
	Audit Committee

Ronald S. Oxley	Director and Executive Vice	62	2006
	President – Sales and Marketing

Steve L. Komar has served as a director since December 1997 and became Chairman of the Board of Directors in October 2001.  Mr. Komar has also served as Chief Executive Officer since December 2001.  From June 2000 until December 2001, Mr. Komar served as a founding partner in C-III Holdings, a development stage financial services company.  From 1991 to June 2000, Mr. Komar served as Group Executive Vice President of Fiserv, Inc., a company that provides advanced data processing services and related products to the financial industry.  From 1980 to 1991, Mr. Komar served in a number of financial management positions with CitiGroup, including the role of Chief Financial Officer of Diners Club International and Citicorp Information Resources, respectively.  Mr. Komar is a graduate of the City University of New York with a Bachelor of Science Degree in Accounting and holds a Masters Degree in Finance from Pace University.  Mr. Komar serves on the Board of Directors for a term expiring at the 2011 Annual Meeting of Shareholders.

James T. McCubbin has served as a director and as our Secretary since November 1998.  Since August 1998, Mr. McCubbin has also served as our Executive Vice President and Chief Financial Officer.  Prior to that time, from December 1997 to August 1998, Mr. McCubbin served as Vice President, Controller, Assistant Secretary and Treasurer.  Prior to the commencement of his employment with WidePoint in November 1997, Mr. McCubbin held various financial management positions with several companies in the financial and government sectors.  Mr. McCubbin also presently serves on the Board of Directors of Tianjin Pharmaceutical Company and is Chairman of its Audit Committee, Nominating Committee, and Compensation Committee.  Mr. McCubbin also serves on the Board of Directors of The Quigley Corporation and serves on their Audit Committee.  Mr. McCubbin was also on the Board of Directors of Redmile Entertainment until his resignation on March 1, 2008.  Mr. McCubbin provides financial consulting services and has served on various Boards of Directors over the past seven years.  Mr. McCubbin is a graduate of the University of Maryland with a Bachelor of Science Degree in Finance and a Masters Degree in International Management.  Mr. McCubbin serves on the Board of Directors for a term expiring at the 2011 Annual Meeting of Shareholders.

Morton S. Taubman has served as a director since his appointment on March 10, 2006 to serve out the remaining term of G.W. Norman Wareham who resigned his position on March 7, 2006.  Mr. Taubman is also the Chairman of the Audit Committee and is a member of the Compensation Committee and the Corporate Governance and Nominating Committee.  Mr. Taubman is an attorney and certified public accountant with an expertise in corporate law, government contracting and international relations.  Prior to forming his own law firm, Mr. Taubman was the senior vice president and general counsel to DIGICON Corporation, an IT and telecommunications company. Before joining DIGICON, he was a senior and executive partner at Ginsburg, Feldman and Bress, LLP, an established Washington, D.C. firm that provided expertise in tax, telecommunications, litigation, federal regulatory issues, capital reformation, government contracting and international issues. Before that, he was a founding partner at a number of law firms, was the partner-in-charge of the Washington D.C. office of Laventhol & Harworth, a partner at Coopers & Lybrand and a special agent with the U.S. Treasury Department.  Mr. Taubman has been an adjunct law professor for more than 15 years at Georgetown University and George Washington University.  He presently also serves as special corporate counsel to Global Options Group, Inc. and Global Options, Inc., a company focusing on U.S. federal security services and as general counsel to Interior Systems, Inc. d/b/a ISI Professional Services, a United States federal contractor.  He holds a Bachelor of Science Degree in Accounting from the University of Baltimore, a Juris Doctor Degree from the University of Baltimore Law School, and a Masters of Law Degree from Georgetown University. Mr. Taubman serves on the Board of Directors for a term expiring at the 2010 Annual Meeting of Shareholders.

Ronald S. Oxley has served as a director since his appointment on August 15, 2006.  Mr. Oxley became the Executive Vice President – Sales and Marketing for the Company in May 2008 and as a result, resigned from his position as Chairman of the Corporate Governance and Nominating Committee, and member of the Audit Committee and Compensation Committee.  Mr. Oxley has had a distinguished career within the U.S. federal government and industry. His U.S. federal government career spanned almost 28 years with the Office of the Secretary of Defense and with the Departments of the Navy, Army and Air Force where he held various senior level executive positions. The last nine years of his federal career were at the Office of the Secretary of Defense where he monitored the development of the office's defense-wide strategic vision and implementation plan for command, control, communications, intelligence, surveillance and reconnaissance. Subsequent to his U.S. federal government career he also successfully honed his business skills as a senior level executive with several prominent U.S. federal government contractors that included Litton/PRC, Emergent Information Technologies, and L-3 Communications.  Mr. Oxley currently serves as an executive vice president of ARC International Corporation. ARC specializes in providing domestic and international middle-market and emerging growth companies with a broad range of strategic advisory services.  Prior to joining ARC in 2004, Mr. Oxley was president and general manager of L-3 Communications Analytics Corporation based in Vienna, Virginia. L-3 Communications is a provider of information technology solutions to both industry and government, primarily in the aerospace and defense arena.  Mr. Oxley served in the same capacity at Emergent Information Technologies, Inc. prior to being acquired by L-3 Communications in November 2001. He came to Emergent in April 2000 from Litton/PRC Inc, where he was senior vice president of business development and marketing.  Before joining Litton/PRC in 1996, Mr. Oxley spent more than 28 years in the U.S. federal government, during which he was awarded a series of Meritorious Service Awards and was nominated for a Presidential Executive Career Award in 1996.  Mr. Oxley holds a top secret SCI clearance with life style polygraph. He holds a Masters of Science Degree in Systems Management from the University of Southern California and a Bachelor of Science Degree in Business Administration from the California State University. He served in the U.S. Army from 1966 to 1968, including a tour of duty in Vietnam.  Mr. Oxley serves on the Board of Directors for a term expiring at the 2010 Annual Meeting of Shareholders.

PROPOSAL TWO
AMENDMENT OF 2008 STOCK INCENTIVE PLAN

General

Our Board of Directors adopted the 2008 Stock Incentive Plan (the “2008 Plan”) on December 18, 2007 and our shareholders ratified the 2008 Plan on December 18, 2008.  Upon the recommendation of the Compensation Committee, the Board of Directors, effective November 9, 2009, adopted an amendment to the 2008 Plan (the “Amended 2008 Plan”) which is summarized below and which is subject to the approval by the shareholders of the Company.

Summary of Amendment to the 2008 Plan

The only change between the original 2008 Plan and the Amended 2008 Plan is that the Amended 2008 Plan authorizes the grant or award of restricted stock and restricted stock units in addition to the other items that may be granted or awarded under the terms of the original 2008 Plan.  The Board of Directors and its Compensation Committee believe that it is necessary to amend the 2008 Plan to permit the Company to make the awards in order for the Company to remain competitive in its ability to incentivize directors, officers, key employees and consultants of the Company and its subsidiaries.  The equity-based awards authorized by the Amended 2008 Plan are intended to continue to align the interests of participants with those of the Company’s shareholders by providing participants with a proprietary interest in pursuing the long-term growth and financial success of the Company.

The Compensation Committee may grant restricted stock awards under the Amended 2008 Plan either in the form of a restricted stock purchase right, which gives the recipient the right to purchase restricted shares of the Company’s common stock, or in the form of a restricted stock bonus, which gives the recipient restricted shares of the Company’s common stock in consideration for the recipient’s services to the Company.  The Compensation Committee determines the purchase price payable under a restricted stock purchase award, which may be less than the then current fair market value of the Company’s common stock since the shares to be acquired will be restricted stock which will be subject to vesting conditions based on such service or performance goals as the Compensation Committee specifies, and the shares acquired may not be transferred by the participant until vested.

The Compensation Committee may also grant restricted stock units under the Amended 2008 Plan.  Restricted stock units represent a right to receive restricted shares of the Company’s common stock at a future date.  The Compensation Committee, in its discretion, may provide for settlement of any restricted stock unit by payment to the participant in shares of the Company’s common stock, or in cash in an amount equal to the fair market value on the payment date of the shares of stock issuable to the participant.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is the recipient’s services to the Company.  The Compensation Committee may grant restricted stock unit awards subject to the attainment of performance goals or may make the awards subject to vesting conditions based on service.

The 2008 Plan contained a reference to a defined term, “Change in Control”, which was previously undefined in the 2008 Plan.  The Amended 2008 Plan has been corrected to include the definition of “Change in Control.”  The changes described in this paragraph have been made for clarification purposes only in the Amended 2008 Plan.

The above summary of these few changes between the 2008 Plan and the Amended 2008 Plan is qualified in its entirety by reference to the full text of the Amended 2008 Plan, a copy of which is attached hereto as Appendix 1 and which reflects the proposed changes in the form of underlined text.

The SEC rules require that we also provide a summary of all material provisions of the entire Amended 2008 Plan, even though all other provisions of the Amended 2008 Plan are exactly the same as the original 2008 Plan, except only as described above for the addition of (a) restricted stock and restricted stock units under the Amended 2008 Plan and (b) a definition of “Change in Control” previously absent from the 2008 Plan.  In compliance with the SEC rules, the following is a summary of all material terms of the Amended 2008 Plan, which summary is the same summary which was provided last year by the Company to its shareholders when our shareholders approved the 2008 Plan.

Summary of Material Terms of the Amended 2008 Plan

The following is a summary of the terms of the Amended 2008 Plan, which terms are materially the same as the terms of the 2008 Plan, other than with respect to the addition to the 2008 Amended Plan of (i) restricted stock and restricted stock units under the 2008 Amended Plan; and (ii) a definition of “Change in Control” previously absent from the 2008 Plan.  This summary is qualified in its entirety by reference to the full text of the Amended 2008 Plan, a copy of which is attached hereto as Appendix 1.  All capitalized terms which are not defined in this summary are defined in the Amended 2008 Plan attached hereto.

The Amended 2008 Plan authorizes the grant or award of the following (collectively, the “2008 Awards”):  Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SARS”), Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Restricted Stock Awards and Restricted Stock Units.

Purpose

The Amended 2008 Plan is intended to (a) provide incentive to officers and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by directors, officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

Effective Date and Expiration of the Amended 2008 Plan

The Amended 2008 Plan was adopted by the Board of Directors effective November 9, 2009, subject to approval by shareholders of the Company.  Unless earlier terminated by the Board of Directors, the Amended 2008 Plan will terminate on the earlier of December 17, 2017, or the date on which all shares of the Company’s stock available for issuance under the Amended 2008 Plan have been issued pursuant to the exercise or settlement, as applicable, of 2008 Awards granted under the Amended 2008 Plan.  No 2008 Awards may be granted under the Amended 2008 Plan after its termination date, but 2008 Awards granted prior to the termination date may extend beyond that date.

Administration of the Amended 2008 Plan

The Amended 2008 Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company consisting of directors appointed by the Board.  The Committee has the authority to determine the individuals to whom 2008 Awards are granted and, subject to the provisions of the Amended 2008 Plan, the terms of the 2008 Awards granted and, in the case of Stock Options, whether such Stock Options are incentive stock options under Section 422A of the Code (“ISOs”) or non-qualified stock options (“NQSOs”). (ISOs and NQSOs granted under the Plan are collectively referred to hereinafter as “Options.”).

Eligible Employees

The Amended 2008 Plan provides for the granting of 2008 Awards to directors, officers, key employees and consultants of the Company that are selected by the Committee.  However, ISOs may be granted only to executive officers and key employees of the Company and its subsidiaries that are selected by the Committee.  The Company has not determined the specific amounts of options or persons to whom additional options will be granted in the future.

Number of Authorized Shares

Subject to possible adjustment in the event of a recapitalization, stock split or similar transaction, a total of 6,015,438 shares of Common Stock currently are authorized for possible issuance under the Amended 2008 Plan.  As of November 10, 2009, Options to purchase a total of 1,505,000 shares of Common Stock under the Plan, at prices ranging from $0.54 to $1.22 per share, were outstanding.  Therefore, 4,501,438 shares are available for the granting of additional options in the future. Shares of Common Stock subject to Options that lapse or are canceled in the future will become available for issuance pursuant to other Options to be granted under the Amended 2008 Plan.

Option Exercise and Payment

The aggregate fair market value of the shares of Common Stock with respect to which ISOs granted under the Amended 2008 Plan are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.  Furthermore, no ISO may be granted under the Amended 2008 Plan to any person who, as the time of the grant, owns capital stock of the Company possessing more than 10% of the total combined voting power of the Company, unless the exercise price of the ISO is at least 110% of the fair market value on the date of grant of the shares of Common Stock subject to the ISO, and the term of the ISO does not exceed five years from the date of grant.

The exercise price of ISOs as well as NQSOs under the Amended 2008 Plan may not be less than the fair market value of the Common Stock on the date of the Option grant. In some cases, as discussed above, the exercise price of ISOs may not be less than 110% of the fair market value of the Common Stock on the date of grant. “Fair Market Value” means per share of Stock on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange. If the shares of Stock are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Stock on that market, will be used.  If the Stock is neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

The Amended 2008 Plan currently requires that the exercise price of an ISO granted thereunder be paid for (i) in cash, (ii) in shares of Common Stock already owned by the optionee and valued at their fair market value on the date of exercise of the Option, (iii) by requesting the Company to withhold from the number of shares of Common Stock otherwise issuable upon exercise of the Option that number of shares of Common Stock having an aggregate fair market value on the date of exercise equal to the Option price for all the shares of Common Stock subject to such exercise or (iv) by a combination of (i), (ii) and/or (iii) above, in the manner provided in the Option agreement entered into in connection with each Option.

No Option granted under the Amended 2008 Plan may be exercised after the expiration of 10 years from the date it was granted. No Option granted under the Amended 2008 Plan will become exercisable until at least six months following its date of grant.

Subject to the above limitations, provisions relating to the time or times at which an Option may be exercisable will be included in the Option agreement entered into by the Company and an optionee upon the granting of an Option. Options granted under the Amended 2008 Plan are non-transferable by the optionee otherwise than by will or the laws of descent and distribution and are exercisable during the optionee’s lifetime only by him or her.

Adjustments Upon Changes in Capitalization

In the event a change in the Company’s capitalization results from a stock split or payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt of consideration, appropriate adjustments will be made in the exercise price of and number of shares subject to all outstanding Options. In the event of a proposed dissolution or liquidation of the Company, each Option will terminate unless otherwise provided by the Board of Directors. In the event of a proposed sale of substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding Options will be assumed or equivalent options will be substituted unless the Board of Directors makes the Options fully exercisable prior to the merger. If the Board makes an Option terminate upon a merger or sale of assets, the Board will notify the optionee that the Option will be fully exercisable for a period of 30 days from the date of such notice and the Option will terminate upon the expiration of such period.

Amendment and Termination of the Plan

The Board of Directors at any time may amend or terminate the Amended 2008 Plan without shareholder approval; provided, however, the Board of Directors may condition any amendment of the approval of shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No termination or amendment without the consent of the holder of any Awards may adversely affect the rights of the Participant under such Awards.

Federal Income Tax Consequences

The grant or exercise of an ISO generally will not result in taxable income to the optionee. However, the amount by which the fair market value of the shares of Common Stock at the time of the exercise of an ISO exceeds the exercise price will be included in determining the optionee’s alternative minimum tax under the Code. Generally, if shares acquired upon the exercise of an ISO are sold more than two years from the date of grant of the ISO and more than one year from the date of exercise, the amount, if any, by which the sale price of such shares exceeds the exercise price will qualify as a long-term capital gain and will not be subject to ordinary income tax rates. If those holding periods are satisfied, no deduction will be available to the Company upon the sale of shares acquired through the exercise of an ISO. If the optionee disposes of the shares before expiration of those holding periods, the optionee will realize at the time of such disposition taxable ordinary income equal to the lesser of (i) the excess of the shares’ fair market value on the date of exercise over the exercise price or (ii) the optionee’s actual gain, if any, on the purchase and sale.

The grant of a NQSO generally will not result in taxable income to the optionee. However, upon exercise of a NQSO, the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price generally will constitute ordinary taxable income to the optionee. In the event of a subsequent sale of shares acquired upon exercise of a NQSO, the amount, if any, by which the sale price of such shares after the date of exercise of the NQSO exceeds the exercise price of the NQSO will generally qualify as a capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee, provided any federal income tax withholding requirements are satisfied.

Section 409A

Section 409A of the Code, which became effective January 1, 2005, imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% excise tax on amounts that are subject to, but do not comply with, Section 409A of the Code. Section 409A of the Code includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation.  It is intended that the 2008 Awards granted under the Amended 2008 Plan will comply with or be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service).

Amended 2008 Plan Benefits

Restricted Stock Awards or Restricted Stock Units granted under the Amended 2008 Plan will be granted at the discretion of the Committee, and are not yet determinable.  Benefits attributable to any Restricted Stock Awards or Restricted Stock Units granted under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates, and actual Company performance compared with performance goals established with respect to such Restricted Stock Awards or Restricted Stock Units, if any.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN.
PROPOSAL THREE – INDEPENDENT ACCOUNTANTS

The Audit Committee, which consists entirely of independent directors, is recommending approval of its appointment of Moss Adams LLP as independent accountants for WidePoint to audit its consolidated financial statements for the year ending December 31, 2009 and to perform audit-related services, including review of our quarterly interim financial information and periodic reports and registration statements filed with the SEC and consultation in connection with various accounting and financial reporting matters.  If the shareholders do not approve the appointment of Moss Adams LLP, the Audit Committee will reconsider the appointment.

Moss Adams LLP provided audit and other services in 2009 for the Company’s audit of its consolidated financial statements for the year ended December 31, 2008.  Moss Adams LLP also provided audit and other services in 2008 for the Company’s audit of its consolidated financial statements for the year ended December 31, 2007 and in 2007 for the Company’s audit of its consolidated financial statements for the year ended December 31, 2006, as a result of its acquisition of Epstein Weber & Conover PLC in January 2007.   Effective January 1, 2007, Epstein, Weber & Conover, PLC (“EWC”) combined its practice with Moss Adams LLP (“Moss Adams”) and therefore EWC resigned as the independent registered public accounting firm of the Company, as a result of which Moss Adams became the independent registered public accounting firm of the Company. The Company was notified of such resignation on January 22, 2007. According to information provided to the Company, all of the partners of EWC became partners of Moss Adams.  Previously, on February 24, 2006, the Company had engaged EWC as its independent registered public accounting firm. From the date of engagement through January 22, 2007, there were no disagreements (within the meaning of Item 304 of Regulation S-K) between the Company and EWC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of EWC, would have been referred to in its report. EWC’s report on the Company’s financial statements for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. On January 22, 2007, the Audit Committee of the Board of Directors of the Company engaged Moss Adams to serve as its new independent accounting firm effective January 22, 2007.  During the fiscal years ended December 31, 2005 and December 31, 2006 and during the subsequent period prior to the engagement of Moss Adams as its new independent accounting firm, the Company did not consult with Moss Adams regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304 of Regulation S-K).

A resolution will be presented at the Annual Meeting to ratify the appointment by the Company’s Board of Directors of Moss Adams LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2009.  A majority vote of the Company's outstanding shares of Common Stock present or represented at the Annual Meeting is required for ratification.  A representative of Moss Adams LLP will be available either via phone or in person at the Annual Meeting to answer appropriate questions concerning the Company’s financial statements and to make a statement if he desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE COMPANY’S AUDITORS.

AUDIT COMMITTEE REPORT

Overview

The Board of Directors has an Audit Committee, which conducted four meetings during 2008 and presently consists of Morton Taubman, James Ritter, and George Norwood.  Under the corporate governance listing standards of the NYSE Amex, Messrs. Taubman, Ritter, and Norwood are “independent” directors.  The Audit Committee is responsible for meeting with the Company’s independent accountants to review the proposed scope of the annual audit of the Company’s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect thereto. All of the members of the Audit Committee are considered by the Board to be financially literate and the Board has determined that Mr. Taubman is deemed to be an “audit committee financial expert” as defined by the rules of the SEC.

Financial Statement Review

The Audit Committee has: (a) reviewed and discussed the audited financial statements with the management of the Company; (b) discussed with the Company's independent auditors, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received from the Company's independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent auditors their independence; and (d) based on the review and discussions referred to in clauses (a), (b) and (c) above, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2008 for filing with the SEC.

Audit Committee Policies and Procedures For Pre-Approval of Independent Auditor Services

The following describes the Audit Committee’s policies and procedures regarding pre-approval of the engagement of the Company’s independent auditor to perform audit as well as permissible non-audit services for the Company.

For audit services, the independent auditor will provide the Committee with an engagement letter during the March-May quarter of each year outlining the scope of the audit services proposed to be performed in connection with the audit of the current fiscal year.  If agreed to by the Committee, the engagement letter will be formally accepted by the Committee at an Audit Committee meeting held as soon as practicable following receipt of the engagement letter.  The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, Company management may submit to the Committee for approval (during May through September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year.  The list of services must be detailed as to the particular service and may not call for broad categorical approvals.  Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements.  In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year may be provided.  The Committee will consider for approval both the list of permissible non-audit services and the budget for such services.  The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to its Chairman the authority to amend or modify the list of approved permissible non-audit services and fees.  The Chairman will report any action taken pursuant to this delegation to the Committee at its next meeting.

All audit and non-audit services provided to the Company are required to be pre-approved by the Committee.  The Chief Financial Officer of the Company will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

The foregoing report is submitted by the members of the Audit Committee.

Audit Committee of the Board of Directors

Morton S. Taubman (Chairman)
James M. Ritter
George W. Norwood

Audit and Non-Audit Fees

Audit Fees

The Company paid Moss Adams LLP approximately $134,507 in audit and review fees for fiscal year 2008. The Company paid Moss Adams approximately $122,867 in audit and review fees for fiscal year 2007.

Audit-Related Fees

The Company did not pay Moss Adams LLP any audit-related fees for fiscal year 2008 or 2007.

Tax Fees

The Company did not pay Moss Adams LLP any tax fees for fiscal year 2008 or 2007.

All Other Fees

The Company did not pay Moss Adams LLP any nonaudit fees for fiscal year 2008 or 2007.

PRINCIPAL SHAREHOLDERS

Stock Ownership Information

The following table sets forth information as to those holders (other than officers and directors) known to WidePoint to be the beneficial owners of more than 5% of the outstanding shares of Common Stock as of November 10, 2009.  The calculation of the percentage of outstanding shares is based on 60,684,823 shares outstanding as of November 10, 2009, the record date for determining shareholders entitled to vote at the Annual Meeting.

Names and Complete Mailing Address	Number of Shares	Percent of Common Stock Outstanding
Citigroup Inc., Citigroup Global Markets, Inc.,	5,384,430	8.9	%(1)
Citigroup Financial Products Inc,
and Citigroup Global Markets Holdings Inc.
388 Greenwich Street
New York, NY 10013

Ewing & Partners, Timothy G. Ewing.,	3,240,500	5.3	%(2)
Ewing Asset Management, LLC, and
Endurance General Partners, LP
4514 Cole Avenue, Suite 808
Dallas, TX 75205

Samuel A. Donaldson,	3,301,000	5.4	%(3)
1717 DeSales St.
Washington, DC 20036

(1)  Citigroup Inc, Citigroup Global Markets, Citigroup Financial Products Inc., and Citigroup Global Markets Holdings Inc. have no sole voting power in respect to the shares listed above; shared voting power in respect to all shares listed above; no sole dispositive power in respect to the shares listed above; and shared dispositive power in respect of all the shares listed above.  Information based solely on a Schedule 13G/A filed with the SEC on January 28, 2009.

(2)  Ewing & Partners is deemed a beneficial owner of the shares listed above and each of the other listed persons or entities is deemed a beneficial owner of the shares listed above, which includes 2,312,260 shares owned by Endurance Partners (Q.P.), L.P. and 928,240 shares owned by Endurance Partners, L.P.  Information based solely on a Schedule 13G/A filed with the SEC on February 13, 2009.

(3)  Samuel A. Donaldson has sole voting power and sole dispositive power with respect to all shares listed above.

The following table sets forth the number of shares of our Common Stock beneficially owned as of November 10, 2009 by each director, director nominee, and each executive officer named in the Summary Compensation Table herein.  In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or transfer, except as otherwise noted, and underlying warrants and stock options that are exercisable currently or within 60 days.  The calculation of the percentage of outstanding shares is based on 60,684,823 shares outstanding as of November 10, 2009, the record date for determining shareholders entitled to vote at the Annual Meeting.

Security Ownership of Directors and Executive Officers

	Number of	Percent of
Directors, Nominees	Shares of	Outstanding
and Executive Officers	Common Stock (1)	Common Stock (1)

Steve Komar (2)	2,118,103	3.5%

Morton Taubman (3)	62,000	0.1%

James McCubbin (4)	2,101,203	3.5%

James Ritter (5)	115,500	0.2%

Daniel Turissini (6)	1,299,611	2.1%

Ronald Oxley (7)	133,000	0.2%

Jin Kang (8)	1,901,336	3.1%

Otto Guenther (9)	62,000	0.1%

George Norwood (10)	62,000	0.1%

All directors and
officers as a group
(9 persons) (11)	7,854,753	12.9. %
____________________________

(1)           Assumes in the case of each shareholder listed above that all warrants or options held by such shareholder that are exercisable currently or within 60 days were fully exercised by such shareholder, without the exercise of any warrants or options held by any other shareholders.

(2)           Includes (i) 800,000 shares of Common Stock purchased by Mr. Komar on July 8, 2002 in a private transaction without registration under the Securities Act of 1933, pursuant to the private offering exemption under Section 4(2) thereof, (ii) 425,000 shares of Common Stock that may be purchased by Mr. Komar at a price of $0.07 per share until July 7, 2012, pursuant to a stock option grant to him on January 7, 2002, (iii) 50,000 shares of Common Stock that may be purchased by Mr. Komar at an exercise price of $0.09 per share through April 24, 2013 pursuant to a stock option granted to him on April 24, 2003, (iv) 50,000 shares of Common Stock that may be purchased by Mr. Komar at an exercise price of $0.13 per share through December 31, 2013 pursuant to a stock option granted to him on December 31, 2003, and (v) 793,103 shares of Common Stock acquired by him pursuant to his exercise on July 8, 2009 of a warrant granted to him on July 14, 2004, which shares were subsequently transferred to SLK Diversified L.P., a limited partnership controlled by Mr. Komar, as a result of which such shares  are now held by him indirectly.

(3)           Includes (i) 12,000 shares of Common Stock that may be purchased by Mr. Taubman at a price of $2.70 per share until March 10, 2016, pursuant to a stock option granted to him on March 10, 2006 under the Directors Plan, and (ii) 50,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through March 10, 2016, under an option granted on May 11, 2009.

(4)           Includes (i) 815,000 shares of Common Stock purchased by Mr. McCubbin on July 8, 2002 in a private transaction without registration under the Securities Act of 1933, pursuant to the private offering exemption under Section 4(2) thereof, (ii) 42,100 shares of Common Stock owned directly by Mr. McCubbin,  (iii) 450,000 shares of Common Stock that may be purchased by Mr. McCubbin at a price of $0.17 per share until January 2, 2011, pursuant to a stock option grant to him on January 2, 2001,  (iv) 1,000 shares of Common stock that may be purchased by Mr. McCubbin at a price of $1.35 per share until July 3, 2010, pursuant to a stock option granted to him on July 3, 2000, and (v) 793,103 shares of Common Stock acquired by him pursuant to his exercise on July 8, 2009 of a warrant granted to him on July 14, 2004.

(5)           Includes (i) 65,500 shares of Common Stock owned directly by Mr. Ritter, and (ii) 50,000 shares of Common Stock that may be purchased by him at a price of $0.13 per share through December 31, 2013, under an option granted on December 31, 2003.  Does not include 25,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through May 11, 2019, under an option granted on May 11, 2009.

(6)           Includes (i) 825,000 shares of Common Stock issued to Mr. Turissini in connection with the Company’s acquisition in October 2004 of Operational Research Consultants, Inc. (“ORC”), (ii) 470,000 shares of Common Stock that may be purchased by Mr. Turissini at a price of $0.76 per share until September 14, 2015, pursuant to a stock option grant to him on September 14, 2005, and (iii) 4,611 shares of restricted Common Stock privately issued to Mr. Turissini by the Company as a result of a stock award earned in 2005 and paid to him in 2006.

(7)            Includes (i) 12,000 shares of Common Stock that may be purchased by Mr. Oxley at a price of $2.80 per share until August 16, 2016, pursuant to a stock option granted to him on August 16, 2006, (ii) 50,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through August 15, 2016, under an option granted to him on May 11, 2009, and (iii) 71,000 shares owned directly by Mr. Oxley.  Does not include 250,000 shares that may be purchased by Mr. Oxley at a price of $0.83 per share until July 25, 2018, pursuant to a stock option granted to him on May 11, 2009.

(8)            Includes (i) 1,586,336 shares of Common Stock issued to Mr. Kang in January 2008 in connection with our acquisition of iSYS LLC and (ii) 315,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through January 4, 2013, under an option granted to him on May 11, 2009.

(9)            Includes (i) 12,000 shares of Common Stock that may be purchased by Mr. Guenther at a price of $0.93 per share until May 15, 2017, pursuant to a stock option granted to him on August 15, 2007, and (ii) 50,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through August 15, 2017, under an option granted to him on May 11, 2009.

(10)           Includes (i) 12,000 shares of Common Stock that may be purchased by Mr. Norwood at a price of $0.93 per share until August 15, 2017, pursuant to a stock option granted to him on August 15, 2007, and (ii) 50,000 shares of Common Stock that may be purchased by him at a price of $0.54 per share through August 15, 2017, under an option granted to him on May 11 2009.

(11)           Includes the shares referred to as included in notes (2), (3), (4), (5), (6), (7), (8), (9), and (10), above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in such ownership with the SEC.  Statements of Changes in Beneficial Ownership of Securities on Form 4 are required to be filed before the end of the second business day following the day on which the change in beneficial ownership occurred.  Based on a review of Forms 3 and 4 filed during 2008, all of the Company’s officers and directors timely filed such Forms.

Executive Compensation

Summary Compensation Table

The following table contains information about the Chief Executive Officer and the other two most highly paid executive officers whose total compensation earned during 2008 exceeded $100,000.

				Option	All Other
Name and		Salary	Bonus	Awards	Compensation	Total
Principal Position	Year	( $)	($)	($) (1)	($)(2)	($)

Steve Komar	2008	98,333	-	-	7,200	105,533
Chairman, President	2007	40,000	-	-	7,200	47,200
& Chief Executive
Officer

James McCubbin	2008	144,417	40,000	-	6,000	190,417
Executive Vice	2007	119,000	-	-	6,000	125,000
President and
Chief Financial
Officer, Secretary and
Treasurer

Ronald Oxley(3)	2008	120,000	-	202,500	5,000	327,500
Executive Vice	2007	-	-	-	12,000	12,000
President, Sales
and Marketing

Dan Turissini(4)	2008	225,000	-	-	-	225,000
Chief Technology	2007	225,000	50,000	-	-	275,000
Officer and Chief
Executive Officer
of ORC

Jin Kang (5)	2008	225,000	-	267,750	-	492,750
Chief Executive	2007	-	-	-	-	-
Officer of iSYS

(1)  Reference is made to Note 2 to the consolidated financial statements contained in our Annual Report on Form 10-K, as filed on March 31, 2009, with respect to the calculation of such amounts.

(2) For Mr. Komar, represents a monthly home office and phone allowance of $600.  For Mr. McCubbin, represents a monthly home office allowance of $500.

(3)  For Mr. Oxley, Directors fees of $5,000 were paid prior to his employment with the Company, which employment commenced in May of 2008, and 250,000 options were granted to Mr. Oxley as a result of his employment with the Company in May of 2008, with such options being granted on July 25, 2008 at a price per common share of $0.81 with an intrinsic value of $202,500. Such options become fully exercisable on July 25, 2015, subject to acceleration upon the achievement of certain performance measures. In 2007, Mr. Oxley received a Directors fee of $12,000.

(4)  A bonus was paid to Mr. Turissini in 2007 for the extension of his employment agreement for an additional two years.

(5)  Options were granted to Mr. Kang as a result of his employment with the Company commencing in January 2008, as part of our acquisition of iSYS, LLC. Options representing 315,000 common shares were issued on January 4, 2008 at a price per common share of $0.85 per common share with an intrinsic value of $267,750. Such options became fully exercisable on April 5, 2008. Mr. Kang was not employed by the Company during 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding warrants, options and stock awards held by the named executive officers at December 31, 2008, including the number of shares underlying both exercisable and unexercisable portions of each stock option and warrant, as well as the exercise price and expiration date of each outstanding option and warrant.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Steve L. Komar, Chairman,	425,000	-	-	$0.07	7/7/2012
President & Chief Executive	50,000	-	-	$0.09	4/21/2013
Officer	50,000	-	-	$0.13	12/31/2013

James T. McCubbin,	1,000	-	-	$1.35	7/3/2010
Executive Vice President,	450,000	-	-	$0.17	1/2/2011
Chief Financial Officer,
Secretary and Treasurer

Ronald S. Oxley,	12,000	-	-	$2.80	8/15/2016
Executive Vice President –	50,000	-	-	$2.80	8/15/2016
Sales and Marketing	-	250,000	-	$0.81	7/25/2018

Daniel Turissini,	470,000	-	-	$0.76	9/14/2015
Chief Technology Officer and Chief Executive Officer of ORC

Jin Kang,	315,000	-	-	$0.85	1/4/2013
President, iSYS

On January 4, 2008,  Jin Kang, President of iSYS, LLC, was granted an option to purchase 315,000 shares of Common Stock of the Company at an exercise price of $0.85 per share through January 4, 2013.

On May 11, 2009, the Company’s Compensation Committee of the Board of Directors voted to cancel 950,000 options held by management and other employees (the “Cancelled Options”) and issue replacement options to such individuals (the “Replacement Options”). The optionees all concurred with such action by the Compensation Committee. The Cancelled Options had varying exercise prices ranging from $0.85 to $2.80 with a weighted average exercise price of $1.06 per share. The exercise price of the Replacement Options was set at $0.54 per share. Other than the exercise price per share, there are no differences in the terms between the Cancelled Options and the Replacement Options. The incremental additional fair value of the Replacement Options was calculated to be approximately $64,000, which was determined by calculating the fair value of the Cancelled Options as they existed on May 11, 2009 immediately prior to cancellation as compared to the fair value on the same date of the exercise price of the Replacement Options. This amount of additional fair value of the Replacement Options will be recognized over the vesting period of the Replacement Options. Since some of the Replacement Options were fully vested at May 11, 2009, there was an expense of approximately $45,000 recognized in the three months ended June 30, 2009 as a result of the cancellation of the Cancelled Options and the issuance of the Replacement Options.

Employment Agreements and Compensation Arrangements; Termination and Change in Control Provisions

The following describes the terms of employment agreements between the Company and the named executive officers and sets forth information regarding potential payments upon termination of employment or a change in control of the Company.

Mr. Komar.  On July 1, 2002, we entered into an employment agreement with Steve Komar, our Chief Executive Officer and President.  The employment agreement had an initial term expiring on July 1, 2003 with five renewable one-year option periods. On July 25, 2008, the Company entered into an addendum to the employment agreement that provided that Mr. Komar’s employment agreement shall be extended by one year and provided for an additional one year option period.  The agreement provides for (1) a base salary of $40,000 per year, (2) a home office/automobile expense allowance of $500 per month to cover such expenses incurred in the pursuit of our business; (3) a phone allowance of $100 per month to cover such expenses incurred in the pursuit of our business; (4) reimbursement for additional actual business expenses consistent with our existing policies that have been incurred for our benefit; (5) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (6) performance incentive bonuses as may be granted annually at the discretion of the Compensation Committee of the Board of Directors.

The employment agreement also contains termination and change of control provisions as a result of (a) Mr. Komar’s death or permanent disability which renders him unable to perform his duties hereunder (as determined by the Company in its good faith judgment), (b) by Mr. Komar’s resignation upon the expiration of the Employment Period (as defined in Mr. Komar’s employment agreement), provided that Mr. Komar gives at least 90 days prior written notice to the Company, (c) the termination of his employment at the convenience of the Board of Directors of the Company by unanimous consent (excluding the consent of Mr. Komar if Mr. Komar is also a director of the Company at that time) with at least 90 days notice to be provided by the Company to Mr. Komar prior to the expiration of the Employment Period, (d) a change in control of more than 50% of the outstanding shares of the Company, (e) a sale or other disposition of a majority of the Company's base IT Staff Augmentation business, (f) the insolvency of the Company, or (g) a termination by the Company for Cause (as defined in Mr. Komar’s employment agreement).  In the event Mr. Komar is not in breach of the employment agreement and the Employment Period is terminated prior to the expiration of the then current term, then in certain events, termination payments may become payable by the Company as set forth in more detail below.  In the event of the death or permanent disability of Mr. Komar, $50,000 shall be paid to Mr. Komar or his estate and all granted but unvested stock options shall be immediately vested and the period of exercise extended for an additional 2 years.

In the event of Mr. Komar’s resignation, no termination payments or accelerated vesting of stock options shall occur. In the event of termination at the election of the Company, then $250,000 will be due and payable by the Company to Mr. Komar as a severance payment, which payment will be paid in 12 equal installment payments of $20,833.33 each over the immediately subsequent 12 months following such date of termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement. In the event of a termination occurring as a result of a change in control of more than 50% of the outstanding shares of the Company, then $250,000 will be payable by the Company to Mr. Komar as a severance payment, which payment will be paid in one lump-sum payment within 30 days of the date of such termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement. In the event of termination as a result of a sale or other disposition of a majority of the Company's base IT Staff Augmentation business, then $250,000 will be payable by the Company to Mr. Komar as a severance payment, which payment will be paid in one lump-sum payment within 30 days of the date of such termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement. In the event of a change of control of more than 50% of the outstanding shares of the Company that allows for the continuance of employment under his agreement, then a $100,000 lump sum payment is immediately due to Mr. Komar, and any future payments under Mr. Komar’s employment agreement for termination as a result of a change of control greater than 50% of the outstanding shares of the Company or in the event of termination as a result of a sale or other disposition of a majority of the Company's base IT Staff Augmentation business shall result in a $150,000 payment to Mr. Komar.  In the event of the insolvency of the Company while Mr. Komar is employed by Company as Chief Executive Officer or a similar position of control, then all obligations under Mr. Komar’s employment agreement will immediately terminate except that the Company shall pay to Mr. Komar a termination payment of $50,000 on such date of termination of employment and no further compensation or other payments beyond the insolvency date will be due or payable to Mr. Komar by the Company. In the event of a termination for Cause, no payments will be due or payable by the Company to Mr. Komar.  Mr. Komar’s employment agreement defines “Cause” as (i) the repeated failure or refusal of Mr. Komar to follow the lawful directives of the Company or its designee (except due to sickness, injury or disabilities), (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Mr. Komar, which, in the good faith judgment of the Company, materially injures the Company, including the repeated failure to follow the policies and procedures of the Company, (iii) a material breach of the employment agreement by Mr. Komar which is not cured within a 60 day period following formal notification by the Company, or (iv) the commission by Mr. Komar of an act of financial dishonesty against the Company that results in the conviction of a felony.

Mr. McCubbin.  On July 1, 2002, we entered into an employment agreement with James McCubbin, our Chief Financial Officer.  The employment agreement had an initial term expiring on July 1, 2003 with five renewable one-year option periods. On July 25, 2008, the Company entered into an addendum to the employment agreement that provided that Mr. McCubbin’s employment agreement shall be extended by one year and provided for an additional one year option period.  The agreement provides for (1) a base salary of $119,000 per year, (2) a home office/automobile expense allowance of $500 per month to cover such expenses incurred in the pursuit of our business; (3) reimbursement for additional actual business expenses consistent with our existing policies that have been incurred for our benefit; (4) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (5) performance incentive bonuses as may be granted annually at the discretion of the Compensation Committee of the Board of Directors.

The employment agreement also contains termination and change of control provisions as a result of (a) Mr. McCubbin’s death or permanent disability which renders Mr. McCubbin unable to perform his duties hereunder (as determined by the Company in its good faith judgment), (b) Mr. McCubbin’s resignation upon the expiration of the Employment Period (as defined in Mr. McCubbin’s employment agreement), provided that Mr. McCubbin gives at least 90 days prior written notice to the Company, (c) the termination of his employment at the convenience of the Board of Directors of the Company by unanimous consent (excluding the consent of Mr. McCubbin if he is also a director of the Company at that time) with at least 90 days notice to be provided by the Company to Mr. McCubbin prior to the expiration of the Employment Period, (d) a change in control of more than 50% of the outstanding shares of the Company, (e) a sale or other disposition of a majority of the Company's base IT Staff Augmentation business, (f) the insolvency of the Company, or (g) a termination by the Company for Cause (as defined in Mr. McCubbin’s employment agreement).

In the event Mr. McCubbin is not in breach of the employment agreement and the Employment Period is terminated prior to the expiration of the then current term, then in certain events as described below, termination payments may become payable by the Company. In the event of the death or permanent disability of Mr. McCubbin, $50,000 shall be paid to Mr. McCubbin or his estate and all granted but unvested stock options shall be immediately vested and the period of exercise extended for an additional 2 years.  In the event of Mr. McCubbin’s resignation, no termination payments or accelerated vesting of stock options shall occur. In the event of termination at the election of the Company, then $125,000 will be due and payable by the Company to Mr. McCubbin as a severance payment, which payment will be paid in 12 equal installment payments of $10,416.66 each over the immediately subsequent 12 months following such date of termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement.  In the event of a termination occurring as a result of a change in control of more than 50% of the outstanding shares of the Company, then $250,000 will be payable by the Company to Mr. McCubbin as a severance payment, which payment will be paid in one lump-sum payment within 30 days of the date of such termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement. In the event of termination as a result of a sale or other disposition of a majority of the Company's base IT Staff Augmentation business, then $250,000 will be payable by the Company to Mr. McCubbin as a severance payment, which payment will be paid in one lump-sum payment within 30 days of the date of such termination and all awarded but unvested stock options shall be immediately vested and the period of exercise extended for the then remaining term of the option as provided under the option agreement. In the event of a change of control of more than 50% of the outstanding shares of the Company that allows for the continuance of employment under Mr. McCubbin’s employment agreement, then a $100,000 lump sum payment is immediately due to Mr. McCubbin, and any future payments under the employment agreement for termination as a result of a change of control greater than 50% of the outstanding shares of the Company or in the event of termination as a result of a sale or other disposition of a majority of the Company's base IT Staff Augmentation business shall result in a $150,000 payment to Mr. McCubbin.  In the event of the insolvency of the Company while Mr. McCubbin is employed by Company as Chief Financial Officer or a similar position of control, then all obligations under the employment agreement will immediately terminate except that the Company shall pay to Mr. McCubbin a termination payment of $50,000 on such date of termination of employment and no further compensation or other payments beyond the insolvency date will be due or payable to Mr. McCubbin by the Company. In the event of a termination for Cause, no payments will be due or payable by the Company to Mr. McCubbin.  Mr. Komar’s employment agreement defines “Cause” as (i) the repeated failure or refusal of Mr. McCubbin to follow the lawful directives of the Company or its designee (except due to sickness, injury or disabilities), (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) of Mr. McCubbin, which, in the good faith judgment of the Company, materially injures the Company, including the repeated failure to follow the policies and procedures of the Company, (iii) a material breach of the employment agreement by Mr. McCubbin which is not cured by Mr. McCubbin within a 60 day period following formal notification by the Company, or (iv) the commission by Mr. McCubbin of an act of financial dishonesty against the Company that results in the conviction of a felony.

Mr. Oxley.   In May 2008, the Company entered into an employment agreement with Ronald Oxley, our Executive Vice President of Sales, Marketing and Business Strategy. The agreement provides for (1) a base salary of $180,000 per year, (2) reimbursement for pre-approved business expenses consistent with our existing policies that have been incurred for our benefit; (3) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (4) performance incentive bonuses as may be granted at the discretion of the Compensation Committee of the Board of Directors.

        The agreement also contains a termination provision. His employment period will continue from the date of his agreement unless terminated earlier by (a) Mr. Oxley’s death or permanent disability which renders him unable to perform his duties hereunder (as determined by WidePoint in its good faith judgment), (b) Mr. Oxley’s resignation, commencing from and after the second anniversary date of his agreement, upon prior written notice to WidePoint of 90 days before the annual anniversary date of this Agreement, or (c) WidePoint for Cause. Cause shall mean (i) the repeated failure or refusal of Mr. Oxley to follow the lawful directives of WidePoint or its designee (except due to sickness, injury or disabilities), after prior notice to Mr. Oxley and a reasonable opportunity to cure by Mr. Oxley of up to 30 days, (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Mr. Oxley, which, in the good faith judgment of WidePoint, materially injures WidePoint, including the repeated failure to follow the policies and procedures of WidePoint, after prior notice to Mr. Oxley and a reasonable opportunity to cure by Mr. Oxley of up to 30 days, (iii) a material breach of the employment agreement by Mr. Oxley, after prior notice to Mr. Oxley and a reasonable opportunity to cure by Mr. Oxley of up to 30 days, (iv) the commission by Mr. Oxley of a felony or other crime involving moral turpitude or the commission by Mr. Oxley of an act of financial dishonesty against WidePoint or (v) a proper business purpose of WidePoint, which shall be limited only to a decrease in the staffing of the corporate headquarters staff or the elimination of the position filled by Mr. Oxley as a result of a material decrease in revenues and/or profits of WidePoint, but with other cost cutting measures and the termination of other employees at such office being first considered and instituted as determined in the sole judgment of WidePoint prior to the termination of Mr. Oxley; provided, however, that in the event WidePoint terminates Mr. Oxley for a “proper business purpose,” then (I) the scope of the non-compete set forth in the employment agreement shall be limited to the products and services offered by WidePoint as of the termination of Mr. Oxley and (II) WidePoint shall pay to Mr. Oxley the lesser of (A) Mr. Oxley’s salary and benefits each month for the 6 month period immediately following such termination or (B) in the event less than 6 months remains in the then current term of Mr. Oxley’s employment with WidePoint, then Mr. Oxley shall receive his salary and benefits each month for such lesser remaining period of time.

Mr. Oxley’s employment agreement further provides that during the employment period and for one year following the termination of Mr. Oxley’s agreement as a result of his resignation or a termination by WidePoint for Cause, Mr. Oxley will not own, manage, control, participate in, consult with, advertise on behalf of, render services for or in any manner engage in any competitive business of soliciting or providing any computer, technology, information technology, consulting or any other services and/or products of any type whatsoever to any federal, state and/or local governments and/or to any existing or targeted customers or clients of WidePoint; nor shall Mr. Oxley attempt to influence any then existing or targeted customers, clients or suppliers of WidePoint to curtail any business they are currently, or in the last 24 months have been, transacting with WidePoint. Furthermore, during such period, Mr. Oxley shall not, without WidePoint’s prior written consent, knowingly solicit or encourage any existing employee or recruit to leave or discourage their employment with WidePoint.

Mr. Turissini.  On October 24, 2004, the Company entered into an employment agreement with Daniel Turissini, our Chief Technology Officer and the Chief Executive Officer of our wholly owned subsidiary, Operational Research Consultants, Inc. (“ORC”).  The employment agreement had an initial term expiring on October 25, 2006.  On July 25, 2007, the Company entered into an addendum to the employment agreement that provided that Mr. Turissini’s employment agreement shall be annually renewable through October 24, 2009.  On July 15, 2009, the Company entered into an addendum to the employment agreement that provided that the term of Mr. Turissini’s employment agreement shall extend through October 31, 2011. The agreement, as amended pursuant to the July 15, 2009 addendum, provides for (1) a base salary of $250,000 per year, (2) reimbursement for additional actual business expenses consistent with our existing policies that have been incurred for our benefit; (3) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future; and (4) performance incentive bonuses as may be granted annually at the discretion of the Compensation Committee of the Board of Directors.

The employment agreement also contains a termination provision.  Mr. Turissini’s employment period will continue from the date of his agreement on October 24, 2004 until October 31, 2011 unless terminated earlier by (a) Mr. Turissini’s death or permanent disability which renders him unable to perform his duties hereunder (as determined by ORC and WidePoint in their good faith judgment), (b) Mr. Turissini’s resignation, commencing from and after the third anniversary date of his employment agreement, upon prior written notice to ORC and WidePoint of 90 days before the annual anniversary date of his employment agreement, or (c) ORC and/or WidePoint for Cause.  Mr. Turissini’s employment agreement defines “Cause” as (i) the repeated failure or refusal of Mr. Turissini to follow the lawful directives of ORC, WidePoint or their designee (except due to sickness, injury or disabilities), after prior notice to Mr. Turissini and a reasonable opportunity to cure by Mr. Turissini of up to 30 days, (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Mr. Turissini, which, in the good faith judgment of ORC and WidePoint, materially injures ORC or WidePoint, including the repeated failure to follow the policies and procedures of ORC or WidePoint, after prior notice to Mr. Turissini and a reasonable opportunity to cure by Mr. Turissini of up to 30 days, (iii) a material breach of the employment agreement by Mr. Turissini, after prior notice to Mr. Turissini and a reasonable opportunity to cure by Mr. Turissini of up to 30 days, (iv) the commission by Mr. Turissini of a felony or other crime involving moral turpitude or the commission by Mr. Turissini of an act of financial dishonesty against ORC or WidePoint or (v) a proper business purpose of ORC or WidePoint, which shall be limited only to a decrease in the staffing of the office in which Mr. Turissini is working or the elimination of the position filled by Mr. Turissini as a result of a material decrease in revenues and/or profits at the office in which Mr. Turissini is working, but with other cost cutting measures and the termination of other employees at such office being first considered and instituted as determined in the sole judgment of ORC and WidePoint prior to the termination of Mr. Turissini; provided, however, that in the event ORC terminates Mr. Turissini under subparagraph (v), then (I) the scope of the non-compete under Paragraph 5 of the employment agreement shall be limited to the products and services offered by ORC as of the termination of Mr. Turissini under subparagraph (v), and (II) ORC shall pay to Mr. Turissini his salary and benefits each month for the six month period immediately following such termination..

Mr. Turissini’s employment agreement further provides that for one year following the termination of Mr. Turissini’s employment agreement as a result of his resignation or a termination by ORC or WidePoint for Cause, Mr. Turissini will not own, manage, control, participate in, consult with, advertise on behalf of, render services for or in any manner engage in any competitive business of soliciting or providing any computer, technology, information technology, consulting or any other services and/or products of any type whatsoever to any federal, state and/or local governments and/or to any existing or targeted customers or clients of ORC and/or WidePoint; nor shall Mr. Turissini attempt to influence any then existing or targeted customers, clients or suppliers of ORC or WidePoint to curtail any business they are currently, or in the last 36 months have been, transacting with ORC or WidePoint. Furthermore, during such period, Mr. Turissini shall not, without ORC’s or WidePoint’s prior written consent, knowingly solicit or encourage any existing employee or recruit to leave or discourage their employment with ORC or WidePoint.

Mr. Kang.  In January 2008, Jin Kang entered into an Employment and Non-Compete Agreement with iSYS, LLC and WidePoint, pursuant to which Mr. Kang serves as the President of iSYS. The agreement provides for (1) a base salary of $225,000 per year, (2) reimbursement for business expenses consistent with our existing policies that have been incurred for our benefit, (3) paid medical and other benefits consistent with our existing policies with respect to our key executives, as such policies may be amended from time to time in the future, and (4) performance incentive bonuses as may be granted at the discretion of the Compensation Committee of the Board of Directors.

        The agreement also contains a termination provision. His employment period will continue from the date of his agreement unless terminated earlier by (a) Mr. Kang’s death or permanent disability, (b) Mr. Kang’s resignation (other than for Good Reason), upon prior written notice to WidePoint and iSYS of 90 days, or (c) iSYS or WidePoint for Cause. Cause shall mean (i) the repeated failure or refusal of Mr. Kang to follow the lawful directives of iSYS, WidePoint or their designee (except due to sickness, injury or disabilities), after prior notice to Mr. Kang and a reasonable opportunity to cure by Mr. Kang of up to 30 days, (ii) gross inattention to duty or any other willful, reckless or grossly negligent act (or omission to act) by Mr. Kang, which, in the good faith judgment of WidePoint or iSYS, materially injures WidePoint or iSYS, including the repeated failure to follow the policies and procedures of WidePoint or iSYS, after prior notice to Mr. Kang and a reasonable opportunity to cure by Mr. Kang of up to 30 days, (iii) a material breach of his employment agreement by Mr. Kang, after prior notice to Mr. Kang and a reasonable opportunity to cure by Mr. Kang of up to 30 days or (iv) the conviction by Mr. Kang of a felony or other crime involving moral turpitude or the commission by Mr. Kang of an act of financial dishonesty against WidePoint or iSYS. Good Reason shall mean (i) a material breach of the employment agreement by WidePoint or iSYS, subject to written notice and an opportunity to cure of up to 30 days, (ii) any material adverse alteration or diminution of Mr. Kang’s duties, subject to written notice and an opportunity to cure of up to 30 days, and (iii) the relocation of iSYS’ principal executive offices to a location more than 50 miles from its present location.

Upon termination of Mr. Kang’s employment without Cause or by Mr. Kang for Good Reason, iSYS shall pay to Mr. Kang (i) any unpaid base salary as of the date of termination, (ii) in the event that the termination occurs prior to the third anniversary of WidePoint’s acquisition of iSYS, base salary from the date of termination until the third anniversary of WidePoint’s acquisition of iSYS, (iii) a pro rata portion of any bonus payable to Mr. Kang in respect of the year in which the termination occurs and (iv) reimbursement of outstanding business expenses.

        Mr. Kang’s employment agreement further provides that during the employment period and for two years following the termination of Mr. Kang’s employment as a result of his resignation other than for Good Reason or a termination by WidePoint or iSYS for Cause, Mr. Kang will not own, manage, control, participate in, consult with, advertise on behalf of, render services for or in any manner engage in any competitive business of soliciting or providing any computer, technology, information technology, consulting or any other services and/or products of any type whatsoever to any federal, state and/or local governments and/or to any existing or targeted customers or clients of WidePoint and iSYS; nor shall Mr. Kang attempt to influence any then existing or targeted customers, clients, consultants or suppliers of WidePoint or iSYS to curtail any business they are currently, or in the last 36 months have been, transacting with WidePoint or iSYS. Furthermore, during such period, Mr. Kang shall not, without the prior written consent of WidePoint and iSYS, knowingly solicit or encourage any existing employee, consultant or recruit to leave or discourage their employment with WidePoint or iSYS.

Stock Options

2008 Stock Incentive Plan.  Effective December 18, 2007, the Board of Directors adopted, and in December 2008 our shareholders approved, our 2008 Stock Incentive Plan (the “2008 Plan”), which provides for the award of a variety of equity-based incentives, including stock awards, stock options, stock appreciation rights, phantom shares, performance unit appreciation rights and dividend equivalents (collectively, “Stock Incentives”).  The 2008 Plan is administered by the Compensation Committee.  The vesting and exercisability of any Stock Incentives granted under the 2008 Plan is subject to the determination of and criteria set by the Compensation Committee.  Subject to ratification by the Company’s shareholders of the 2008 Plan, options were granted on January 2, 2008 by the Company’s Board of Directors under the 2008 Plan to Mr. Kang in connection with the Company’s acquisition of iSYS, LLC, with such options being for the purchase of a total of 315,000 shares of Common Stock at a price of $0.85 per share through January 4, 2013, and with such options being fully exercisable as of April 5, 2008.  Also subject to ratification by the Company’s shareholders of the 2008 Plan, options were granted on July 25, 2008 by the Company’s Board of Directors under the 2008 Plan to Mr. Oxley upon his appointment as Executive Vice President of the Company, with such options being for the purchase of a total of 250,000 shares of Common Stock at a price of $0.81 per share through July 15, 2018, and with such options being fully exercisable on July 25, 2015, provided that the vesting of such option may be accelerated based on the achievement of certain performance objectives.

Director Compensation

Directors who are not also officers or employees receive an annual fee of $12,000.  The following table sets forth director compensation for fees paid and stock option compensation expense recognized by the Company in 2008:

	Fees Earned	Option
	or Paid in Cash	Awards	Total
Director Name	($)	($)(1)	($)
James Ritter	12,000	-	12,000
Morton Taubman	12,000	-	12,000
George Norwood	12,000	-	12,000
Otto Guenther	12,000	-	12,000

(1)           The amounts set forth in this column represent compensation expense as determined by the Black-Scholes calculation recognized by the Company in 2007 with respect to options grants, if any, in 2008.  Reference is made to Note 2 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2008 with respect to the calculation of such expense.  The aggregate number of shares subject to outstanding options held by each director as of December 31, 2008 is as follows: Mr. Ritter, 50,000; Mr. Taubman, 62,000; General Norwood, 62,000; and General Guenther, 62,000.

WidePoint’s Director Compensation Plan includes both cash consideration and non-cash consideration consisting of quarterly fees and stock option grants.  It is designed to enable continued attraction and retention of qualified directors.  It currently includes options granted under the Company’s 2008 Plan (described above) and formerly included options granted under the Company’s 1997 Directors Formula Stock Option Plan prior to the expiration of such plan (as described in more detail below).

1997 Directors Formula Stock Option Plan.  In May 1997, the Board of Directors adopted, and in December 1997 our shareholders approved, our 1997 Directors Formula Stock Option Plan (the “Director Plan”).  In April 2007, the Director Plan expired and was subsequently replaced by the 2008 Plan.  Certain options issued under the Director Plan prior to the expiration of such plan remain outstanding and unexercised as of November 10, 2009.  Such outstanding and unexercised options are for the purchase of an aggregate of 48,000 shares of Common Stock at exercise prices ranging from $0.93 to $2.80.  Such options continue to vest, become exercisable when vested and expire ten years after the date of grant, subject to such shorter period as may have been provided in the option agreements.

1997 Plan.  In May 1997, the Board of Directors adopted, and in December 1997 our shareholders approved, the Company’s 1997 Stock Incentive Plan (the “1997 Plan”).  In April 2007, the 1997 Plan expired and was subsequently replaced by the 2008 Plan.   Certain options issued under the 1997 Plan prior to the expiration of such plan remain outstanding and unexercised as of November 10, 2009.  Such outstanding and unexercised options under the 1997 Plan are for the purchase of an aggregate of 2,964,411 shares of Common Stock at exercise prices ranging from $0.07 to $2.80. Such options continue to vest, become exercisable when vested and expire ten years after the date of grant, subject to such shorter period as may have been provided in the option agreements.

Certain Related Person Transactions

A related person transaction is a consummated or currently proposed transaction in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person (i.e., any director or executive officer or nominee for director, or any member of the immediate family of such person) has or will have a direct or indirect material interest. The Company was not a participant in any related person transactions since the beginning of the Company’s last fiscal year and no such transactions are currently proposed, with the exception that on July 8, 2009, each of Steve L. Komar and James T. McCubbin, each of whom are presently an officer and director of the Company, exercised, in the form of a cashless exercise, his respective warrant to purchase 1,333,333 shares of common stock of the Company, which warrant was previously issued to such individual pursuant to a Warrant Purchase Agreement, dated July 14, 2004, by and between the Company and each such individual. As a result of his respective cashless exercise of such warrant, each of Steve L. Komar and James T. McCubbin, as applicable, was issued 793,103 shares of common stock of the Company, with 540,230 shares of common stock of the Company being withheld by the Company from each such warrant as payment of the respective exercise price of each such warrant.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY STATEMENT

As permitted by the federal securities laws, we are also making this Proxy Statement available to our stockholders via the Internet. A copy of this Proxy Statement is available to you free of charge at http://www.widepoint.com.

OTHER INFORMATION

Key Corporate Governance Documents

We maintain an internet website at http://www.widepoint.com.  Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendment to those reports, are available free of charge on our website immediately after they are filed with or furnished to the SEC.  WidePoint’s Code of Business Conduct, Corporate Governance Principles and Charters of the Committees of the Board of Directors are also available free of charge on our website or by writing to WidePoint Corporation, Midwest Office Center, 18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois  60181, c/o Corporate Secretary.  WidePoint’s Code of Business Conduct applies to all directors, officers (including the Chief Executive Officer and Chief Financial Officer) and employees. Amendments to or waivers of the Code of Conduct granted to any of the Company’s directors or executive officers will be published on our website within five business days of such amendment or waiver.

Shareholder Proposals for 2010 Annual Meeting

Proposals of shareholders intended to be presented at the 2010 Annual Meeting, which presently is expected to be held in mid-June 2010, must be received by the Secretary of the Company, Midwest Office Center, 18W100 22nd Street, Suite 104, Oakbrook Terrace, Illinois 60181, no later than January 14, 2010 in order for them to be considered for inclusion in the 2010 Proxy Statement.  A shareholder desiring to submit a proposal to be voted on at next year’s Annual Meeting, but not desiring to have such proposal included in next year’s proxy statement relating to that meeting, should submit such proposal to the Company by March 15, 2010 (i.e., at least 45 days prior to the expected date of the mailing of the proxy statement).  Failure to comply with that advance notice requirement will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the proxy statement.

OTHER MATTERS

Management is not aware of any other matters to be considered at the Annual Meeting.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy will vote said Proxy in accordance with their discretion.

By Order of the Board of Directors

WIDEPOINT CORPORATION

James T. McCubbin
Secretary
November 24, 2009

APPENDIX 1

WIDEPOINT CORPORATION

AMENDED AND RESTATED

2008 STOCK INCENTIVE PLAN

 SETION 1

DEFINITIONS

1.1 Definition. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a) “Affiliate” means: (i) an entity that directly or through one or more intermediaries is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Company.

(b) “Board of Directors” means the board of directors of the Company.

(c) “Change in Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied, including, but not limited to, the signing of documents by all parties and approval by all regulatory agencies, if required:

(i)	the stockholders approve a plan of complete liquidation or dissolution of the Company; or

(ii)
the consummation of (A) an agreement for the sale or disposition of all or substantially all of the Company’s assets (other than to an Excluded Person (as defined below)), or (B) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that would result in the holders of voting securities of the Company outstanding immediately prior thereto continuing to hold (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such other surviving entity) outstanding immediately after such merger, consolidation or reorganization.

An Excluded Person means: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

Notwithstanding the foregoing, with respect to an award that is considered deferred compensation subject to Code Section 409A, if the definition of “Change of Control” results in the payment of such award, then this definition of “Change in Control” shall be amended to the minimum extent necessary, if at all, so that the definition satisfies the requirements of a change of control under Code Section 409A.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the committee appointed by the Board of Directors to administer the Plan (as hereinafter defined). The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both “outside directors” as defined in Treas. Reg. sec. 1. 162-27(e) as promulgated by the Internal Revenue Service and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.

(f) “Company” means WidePoint Corporation, a Delaware corporation.

(g) “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(h) “Dividend Equivalent Rights” means certain rights to receive cash payments as described in Section 3.5.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(j) “Fair Market Value” means per share of Stock on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such exchange.  If the shares of Stock are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Stock on that market, will be used.  If the Stock is neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

(k) “Option” means a non-qualified stock option or an incentive stock option.

(l) “Over 10% Own” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(m) “Participant” means an individual who receives a Stock Incentive hereunder.

(n) “Performance Unit Award” refers to a performance unit award as described in Section 3.6.

(o) “Phantom Shares” refers to the rights described in Section 3.7.

(p) “Plan” means the WidePoint Corporation 2008 Stock Incentive Plan.

(q) “Restricted Stock” means shares of Stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(r) “Restricted Stock Unit” means the right to receive a share of Stock, or a cash payment, the amount of which is equal to the Fair Market Value of a share of Stock, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Committee.

(s) “Stock” means the Company’s common stock.

(t) “Stock Appreciation Right” means a stock appreciation right described in Section 3.3.

(u) “Stock Award” means a stock award described in Section 3.4.

(v) “Stock Incentive Agreement” means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.  Any Stock Incentive granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Section 409A of the Code to avoid a plan failure described in Code Section 409A(a)(1), including without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2).

(w) “Stock Incentive Program” means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(x) “Stock Incentives” means, collectively, Dividend Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Shares, Stock Appreciation Rights, Stock Awards, Restricted Stock or Restricted Stock Units.

(y) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(z) “Termination of Employment” means the termination of the employee/employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2

 THE STOCK INCENTIVE PLAN

 2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers and key employees of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by directors, officers and key employees by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel and consultants.

2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 6,015,438 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time may the Company have outstanding under the Plan, Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives under the Plan in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan, but such shares may not be issued pursuant to incentive Stock options.

2.3 Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the directors, officers, key employees and consultants of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants.

2.4 Eligibility and Limits. Stock Incentives may be granted only to directors, officers, key employees and consultants of the Company, or any Affiliate of the Company; provided, however, that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded will be treated as nonqualified stock option(s).

 SECTION 3

TERMS OF STOCK INCENTIVES

3.1 Terms and Conditions of All Stock Incentives.

(a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. To the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any one year period to any employee may not exceed 3,000,000.

(b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan.

(c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

(d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option must be clearly identified as to its status as an incentive stock option or a non-qualified stock option. Incentive stock options may only be granted to employees of the Company or any Subsidiary. At the time any incentive stock option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders.

(a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an incentive stock option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted. The Exercise Price of an Option may be amended or modified after the grant of the Option, and an Option may be surrendered in consideration of or exchanged for a grant of a new Option having an Exercise Price below that of the Option which was surrendered or exchanged; provided, however, that such modification shall not cause the Option to be treated as having a deferral feature from the original date of grant within the meaning of Code Section 409A.

(b) Option Term. Any incentive stock option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any incentive stock option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

(c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides: (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (ii) in a cashless exercise through a broker; or (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

(d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

(e) Termination of Incentive Stock Option. With respect to an incentive stock option, in the event of termination of employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the incentive stock option will be a nonqualified option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), termination of employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f) Serial Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which may never be less than the Fair Market Value of a share of Stock on the date of grant and in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

(a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

3.5 Terms and Conditions of Dividend Equivalent Right. A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

(a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

(a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

(b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as Performance Share Awards.

(a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

(b Conditions to Payment. Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

3.8 Terms and Conditions of Restricted Stock and Restricted Stock Unit Awards.  Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a) The number of shares of Stock or Restricted Stock Units to which such award relates;

(b) The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse;

(c) Whether all or a portion of the Restricted Shares or Restricted Stock Units will be released from a right of repurchase and/or be paid to the Participant in the event of the Participant’s death, disability, retirement or other circumstance;

(d) With respect to awards of Restricted Stock, the manner of registration of certificates for such shares of Stock, and whether to hold such shares of Stock in escrow pending lapse of the risk of forfeiture, right of repurchase and/or restrictions on transfer or to issue such shares of Stock with an appropriate legend referring to such restrictions;

(e) With respect to awards of Restricted Stock, whether dividends paid with respect to such shares of Stock will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the award to which they relate; and

(f) With respect to awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a share of Stock and whether such dividend equivalent units shall be subject to the same terms and conditions as the award to which they relate.

3.9 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

 SECTION 4

RESTRICTIONS ON STOCK

4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program that such dividends shall be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan of the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

SECTION 5

GENERAL PROVISIONS

5.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a “Withholding Election”). A Participant may make a Withholding Election only if both of the following conditions are met:

(a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

(b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

5.2 Changes in Capitalization; Merger; Liquidation.

(a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

(b) In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

(c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4 Compliance with Code. All incentive stock options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder must be construed in such manner as to effectuate that intent.  Notwithstanding any provision of this Plan or any document pertaining to Stock Incentives granted hereunder, this Plan and such documents shall be construed, interpreted, an administered to meet the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1).

5.5 Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant’s employment at any time.

5.6 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

5.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.11 Choice of Law. The laws of the State of Maryland govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

5.12 Effective Date of Plan. The Plan shall become effective December 18, 2007, subject, however, to the approval of the Plan by the Company’s shareholders. Stock Incentives granted hereunder prior to such approval shall be conditioned upon such approval. Unless such approval is obtained within one year after the effective date of this Plan, any Stock Incentives awarded hereunder shall become void thereafter.

5.13 Section 409A of the Code.  It is intended that Stock Incentives granted under the Plan comply with or be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service), and the Plan will be interpreted, administered and operated accordingly.  Nothing herein shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant.

WIDEPOINT CORPORATION

By:	/s/ Steve Komar
Steve Komar
President

PROXY

WIDEPOINT CORPORATION
Midwest Office Center
18W100 22nd Street, Suite 104
Oakbrook Terrace, Illinois  60181

This proxy is solicited by the Board of Directors for the ANNUAL MEETING OF SHAREHOLDERS of WidePoint Corporation, a Delaware corporation (the “Company”), on December 15, 2009, 10:00 a.m., local time.

The undersigned appoints James Ritter and Morton S. Taubman, and each of them, a proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.001 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on December 15, 2009, or at any and all adjournment(s) thereof, with all powers the undersigned would have if personally present.

The Board of Directors recommends voting FOR the following proposals:		Please mark your votes as indicated in this example ☒
1. To Elect Directors FOR the nominees listed to the right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for the nominees listed to the right	CLASS III DIRECTORS – OTTO J. GUENTHER, GEORGE W. NORWOOD AND JAMES M. RITTER
☐	☐	(INSTRUCTION: To withhold authority for a nominee, write that nominee’s name on the space provided below). ___________________________________

2. Proposal to approve the amendment to the WidePoint 2008 Stock Incentive Plan.		4. In their discretion the Proxies are authorized to vote upon such other business as properly may come before the meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Proposal to ratify the selection of Moss Adams LLP as the independent accountants for the Company for the current fiscal year.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Sign exactly as your name appears hereon.  When signing in a representative or fiduciary capacity, indicate title.  If shares are held jointly, each holder should sign.

Date __________________________, 2009

___________________________________

___________________________________
Signature of Shareholder(s)

THE SHARES WILL BE VOTED AS DIRECTED ABOVE, AND WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING AS THE PROXIES SHALL DECIDE.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.